Exhibit 32.1

CERTIFICATION of CEO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of FS Energy and Power Fund (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael C. Forman, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:
•the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 22, 2023
/s/ MICHAEL C. FORMAN
Michael C. Forman Chief Executive Officer